                               Vivra Incorporated
                Condensed Supplemental Consolidated Balance Sheet
                                 (in thousands)




                                                                                         May 31,      Nov. 30
                                                                                         1996         1995
                                                                                     ---------------------------
                                                                                                     (Note A)
Assets
Current Assets
Cash and cash equivalents                                                                $  29,441    $  54,063
Short-term investments - held-to-maturity and available-for-sale                            27,401       43,616
Accounts receivable, less allowance for doubtful accounts (5/31/96 - $13,941 and
    11/30/95 - $13,429)                                                                     77,496       66,049
Inventories                                                                                 11,154        9,113
Prepaid expenses and other current assets                                                    5,349        2,070
Deferred income taxes                                                                       14,198       14,570
                                                                                     ---------------------------
Total Current Assets                                                                       165,039      189,481

Marketable non-current investments - held-to-maturity                                       31,379       22,510
Property, buildings and equipment - at cost, less allowances for depreciation
    (5/31/96 - $44,027 and 11/30/95 - $42,199                                               84,282       77,018
Other Assets                                                                                10,317        8,479
Goodwill and other intangibles, less accumulated amortization
    (5/31/96 - $7,692 and 11/30/95 - $6,727)                                               154,926      113,935
                                                                                     ---------------------------
                                                                                          $445,943     $411,423
                                                                                     ===========================

Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable                                                                          $  9,800    $  11,194
Accrued payroll and related benefits                                                        22,552       22,995
Other accrued expenses                                                                      18,611       11,526
Income taxes                                                                                 3,335        4,668
Current portion of deferred income taxes                                                     3,694        4,181
Current maturities of long-term debt                                                         1,428        1,862
                                                                                     ---------------------------
Total Current Liabilities                                                                   59,420       56,426

Long-term debt - exclusive of current maturities                                             2,220        2,185

Deferred income taxes                                                                        7,832        6,643

Minority interest                                                                            1,025         (238)

Stockholders' Equity:
Common stock, par value $.01 per share; authorized 80.0 million shares; issued 39.9
    million shares in 1996 and 38.9 million in 1995                                            399          389
Additional paid-in capital                                                                 150,857      142,754
Retained earnings                                                                          219,445      198,194
Net unrealized gain on marketable securities, less applicable income taxes                   4,745        5,070
                                                                                     ---------------------------
Total Stockholders' Equity                                                                 375,446      346,407
                                                                                     ---------------------------
                                                                                          $445,943     $411,423
                                                                                     ===========================

 See accompanying notes to condensed supplemental consolidated financial statements

                               Vivra Incorporated

            Condensed Supplemental Consolidated Statement of Earnings
                    (in thousands, except per share amounts)

                                                                   Six Months Ended         Three Months Ended
                                                                        May 31,                May 31,
                                                                   1996           1995        1996      1995
                                                            --------------------------      ------------------
Revenues
Operating revenues                                               $233,401        $186,905   $123,326   $96,114
Other income                                                        4,039           4,236      2,161     3,550
                                                              ------------   ------------   --------   -------
Total Revenues                                                    237,440         191,141    125,487    99,664

Costs and Expenses
Operating                                                         165,520         126,061     86,400    65,013
General and administrative                                         26,745          28,582     15,330    15,161
Depreciation                                                        6,673           5,315      3,471     2,800
Interest                                                              129             354         73       141
                                                              ------------   ------------   --------   -------
Total Costs and Expenses                                          199,067         160,312    105,274    83,115

Earnings from continuing operations, before
    minority interest and income taxes                             38,373          30,829     20,213    16,549
Minority interest                                                     (14)           (186)       (14)     (163)
                                                              ------------   -------------  --------   -------
Earnings from continuing operations, before income taxes           38,359          30,643     20,209    16,386
Income taxes                                                       14,606          11,940      7,743     6,385
                                                              ------------   ------------   --------   -------
Net Earnings                                                      $23,753         $18,703   $ 12,466   $10,001
                                                              ============   ============   ========   =======

Net Earnings per Share                                               $.60            $.52       $.31      $.26
                                                              ============   ============   ========   =======

Average Number of Common Shares                                    39,374          36,047     39,614    37,787


 See accompanying notes to condensed supplemental consolidated financial statements

                               Vivra Incorporated

                 Condensed Consolidated Statement of Cash Flows
                                 (in thousands)

                                                                                             Six Months Ended
                                                                                                  May 31,
                                                                                           1996           1995
                                                                                      -------------------------------
Operating Activities
Net earnings                                                                               $23,753       $18,703
Adjustments to reconcile net earnings to net cash provided by operating activities:
       Depreciation and amortization                                                         9,217         6,211
       Loss (Gain) on sale of property and investments                                        (861)       (2,170)
       Other                                                                                (3,811)       (2,727)
       Changes in assets and liabilities:
          Accounts receivable                                                               (9,685)       (9,549)
          Inventories                                                                       (1,484)         (709)
          Prepaid expenses and other current assets                                         (3,157)       (1,716)
          Deferred income taxes                                                                567        (4,649)
          Accounts payable                                                                  (3,171)        7,586
          Accrued payroll and related benefits                                                (421)         (877)
          Other accrued expenses                                                             2,527        (3,973)
          Income taxes                                                                        (507)        2,034
                                                                                      -------------------------------

Net cash flow from operations                                                               12,967         8,164

Financing Activities
Payments on long-term debt                                                                  (2,727)       (5,547)
Proceeds from Common Stock offering                                                              -        59,597
Proceeds from exercise of stock options and
    related transactions                                                                     5,565        13,036
                                                                                      -------------------------------

Net cash flow from financing                                                                 2,838        67,086

Investing Activities
Purchase of property, buildings and equipment                                              (13,399)      (12,048)
Purchase of held-to-maturity investments                                                   (29,968)      (41,575)
Redemption of held-to-maturity investments                                                  30,670             -
Proceeds from sale of available-for-sale investments                                         8,373             -
Proceeds from sale of property, buildings and equipment                                        593         1,211
Proceeds from investments in partnerships                                                    1,700             -
Payment for business acquisitions, net of cash acquired                                    (38,396)      (30,063)
                                                                                      -------------------------------

Net cash flow used in investing                                                            (40,427)      (82,475)
                                                                                      -------------------------------

Net increase in cash and cash equivalents                                                  (24,622)       (7,225)
Beginning cash and cash equivalents                                                         54,063        80,620
                                                                                      -------------------------------

Ending cash and cash equivalents                                                           $29,441       $73,395
                                                                                      ===============================


 See accompanying notes to condensed supplemental consolidated financial statements

                               Vivra Incorporated
        Notes to Condensed Supplemental Consolidated Financial Statements
                                   May 31,1996

A.   BASIS OF PRESENTATION

     The condensed supplemental consolidated financial statements are unaudited pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. In the opinion of management, all adjustments necessary for a fair presentation of the financial position, results of operations and cash flows for the periods presented have been made and are of a normal recurring nature. The Company completed business combinations with Portsmouth Medical Specialists, Inc. and Churchland Renal Center, Inc. on June 1, 1996 and Cooper, Moody, Altschuler, Chizner, Dennis and Niederman, P.A. d/b/a The Greater Ft. Lauderdale Heart Group on July 1, 1996 in stock for stock exchanges with the Company. These condensed supplemental consolidated financial statements have been prepared following the pooling-of-interests method of accounting and reflect the combined financial position and operating results of the Company and these acquired businesses for all periods presented.

     The condensed supplemental consolidated financial statements should be read in conjunction with the Company's November 30, 1995 consolidated supplemental financial statements and the notes included herewith.


B.   ACQUISITIONS

     During the six months ended May 31, 1996, the Company consummated mergers and acquisitions comprised of 19 dialysis centers, 12 physician practices and an orthopedics network. The mergers and acquisitions were treated either as pooling-of-interests or purchases. Total consideration paid was $93.6 million, consisting of cash $38.3 million and 2,003,033 shares of the Company's Common Stock.

     Separate and combined results from the transactions noted in Note A are as follows and reflect income tax adjustments related to the Company's effective tax rate for both the Three and Six Months Ended May 31, 1996 and 1995:

                                 Vivra     Portsmouth  Altschuler  Combined
                                --------   ----------  ----------  --------
Six Months Ended May 31, 1996
Revenues                        $230,827     $ 2,776     $ 3,837   $237,440
Net Income (Loss)                 23,612         204         (63)    23,753

Six Months Ended May 31, 1995
Revenues                        $183,986     $ 2,901     $ 4,254   $191,141
Net Income (Loss)                 18,668         (37)         72     18,703

Three Months Ended May 31, 1996
Revenues                        $122,335     $ 1,388     $ 1,764   $125,487
Net Income (Loss)                 12,401         102         (37)    12,466

Three Months Ended May 31, 1995
Revenues                        $ 96,087     $ 1,450     $ 2,127   $ 99,664
Net Income (Loss)                  9,983         (18)         36     10,001

C.   RECENT ACCOUNTING PRONOUNCEMENTS

     Effective March 1995, the Financial Accounting Standards Board issued
   Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for
   Long-Lived Assets to be Disposed of ("FAS 121"), which requires impairment losses to be recorded on long-lived assets used in operations, or to be disposed of, when such impairment has been determined. On December 1, 1995, the Company adopted FAS 121 and the impact of this adoption did not have a material effect on the Company.

D.   CONVERTIBLE SUBORDINATED NOTES PRIVATE PLACEMENT

     On July 8, 1996, the Company completed a $150 million issuance of 5%
   Convertible Subordinated Notes Due 2001 in a private placement. In addition, an over-allotment of $8.5 million in Notes was exercised on August 6, 1996.
   The net proceeds from this private placement and over-allotment were approximately $154.6 million.





                               VIVRA INCORPORATED
                 Supplemental Computation of Per Share Earnings
                    (in thousands, except per share amounts)

                                                          Six Months Ended
                                                               May 31,
                                                         1996           1995
                                                    ------------------------
Primary:
   Average shares outstanding                          39,374          36,047
   Stock options granted to employees, based
     on the treasury-stock method using
     average market price                                 655   *         806  *
                                                     --------        --------
   Total                                               40,029          36,853

Net earnings                                         $ 23,645        $ 18,703
                                                     ========        ========

Net Earnings per share                               $    .60        $    .52
                                                     ========        ========

Fully diluted:
   Average shares outstanding                          39,374          36,047
   Stock options granted to employees, based
     on the treasury-stock method using
     quarter end market price, if higher than
     average market price                                 747   *         902  *
                                                     --------        --------
   Total                                               40,121          36,949

Net earnings                                         $ 23,645        $ 18,703
                                                     ========        ========

Net Earnings per share                               $    .60        $    .52
                                                     ========        ========

- -------------

* As the dilutive Common Stock equivalents are less than 3% of the weighted average outstanding shares, they have not been included in the computation of earnings per share as shown in the Condensed Consolidated Financial
     Statements.